Exhibit 10.15

FORM OF AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

by and among

EMERALD EXPOSITIONS EVENTS, INC.

 (FORMERLY KNOWN AS EXPO EVENT HOLDCO, INC.),

and

the STOCKHOLDERS party hereto

Dated as of [   ], 2017

List of Stockholders - Schedule I

STOCKHOLDERS’ AGREEMENT

This AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Agreement”) is dated as of [ ], 2017, by and among Emerald Expositions Events, Inc. (formerly known as Expo Event Holdco, Inc.), a Delaware corporation (the “Company”), Onex American Holdings II LLC, a Delaware limited liability company, Expo EI LLC, a Delaware limited liability company, Expo EI II LLC, a Delaware limited liability company, Onex US Principals LP, a Delaware limited partnership, Onex Advisor III LLC, a Delaware limited liability company, Onex Partners III LP, a Delaware limited partnership, Onex Partners III PV LP, a Delaware limited partnership, Onex Partners III Select LP, a Delaware limited partnership, Onex Partners III GP LP, a Delaware limited partnership (collectively, and together with their Affiliates who hold Equity Securities, the “Onex Stockholders”), the parties identified on the signature pages hereto, and the parties that may from time to time become party to this Agreement as “Additional Stockholders” (the “Additional Stockholders”) and the individuals identified on the signature pages hereto, and the individuals that may from time to time become party to this Agreement, as “Management Stockholders” (the “Management Stockholders”, collectively with the Additional Stockholders, the “Minority Stockholders” and, collectively with the Onex Stockholders, the “Stockholders”).

WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of May 4, 2013 (as such agreement may be amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Expo Event Transco, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Buyer”), and VNU International B.V., a company incorporated under the laws of the Netherlands (“Seller”), on June 17, 2013, Buyer purchased from Seller all of the issued and outstanding shares of common stock, par value $0.001 per share, of Nielsen Business Media Holding Company, a Delaware corporation;

WHEREAS, simultaneously with the consummation of the transactions contemplated by the Purchase Agreement, the Onex Stockholders and certain of the other Stockholders entered into the Stockholders’ Agreement, dates as of July 19, 2013 (the “Original Stockholders’ Agreement”), for the purposes, among others, of assuring continuity in the management and ownership of the Company and limiting the manner and terms by which the Minority Stockholders’ shares of Company Stock may be Transferred;

WHEREAS, prior to the date hereof, the Management Stockholders and the Additional Stockholders acquired Company Stock and/or entered into stock option agreements with the Company, pursuant to which, and on the terms and subject to the conditions set forth therein, the Company has agreed to grant options to purchase Company Stock (“Options”) to such Management Stockholders and Additional Stockholders, which upon Exercise of such Options, the Option Stock will be subject to this Agreement; and

WHEREAS, the Company intends to consummate its IPO and in connection therewith wishes to amend and restate the Original Stockholders’ Agreement to (i) eliminate Sections 4-8 and 11-12 of the Original Stockholders’ Agreement, which were intended to apply only for so long as the Company’s Common Stock was privately held and (ii) replace Section 3 of the Original Stockholders’ Agreement (Restrictions on Transfer of Company Stock) with a new Section 3 that provides Stockholders with additional flexibility to sell their shares of Company Stock as set forth herein.

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NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Onex Stockholders, intending to effect an amendment of the Original Stockholders’ Agreement as permitted by and in accordance with Section 15 thereof, hereby agree as follows, effective as of the date hereof:

1.           Definitions. Capitalized and other terms used and not otherwise defined herein shall have their respective meanings as defined in Annex A hereto.

2.           Interpretation.

(a)           Unless the context clearly requires otherwise, the words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(b)           The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(c)           References herein to a specific Section, Schedule, Exhibit or Annex shall refer, respectively, to Sections, Schedules, Exhibits or Annexes of this Agreement, unless the express context otherwise requires.

(d)           Whenever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation,” unless clearly indicated otherwise.

(e)           The headings and titles in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

3.           Prohibition against Transfer of Covered Shares.

(a)           Notwithstanding anything in any other agreement to which the Company and the Stockholders are a party to the contrary, no Minority Stockholder may directly or indirectly, sell, transfer, assign, donate, contribute, pledge, hypothecate, encumber or otherwise dispose of (any of the foregoing, a “Transfer”) any Covered Shares held by such Management Stockholder or Additional Stockholder, or any interest therein, except in accordance with Section 3(b) or with the prior written consent of (i) the Company authorized by affirmative vote of a majority of the members of the Board in the case of a Restricted Management Stockholder or an Additional Stockholder or (ii) the Company’s Chief Executive Officer in the case of other Management Stockholders.

(b)           Permitted Transfers of Management Stockholder Covered Shares.

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 (i)           The restrictions contained in this Section 3 shall not apply with respect to (i) any Transfer of Covered Shares by a Minority Stockholder to members of such Minority Stockholder’s Family Group, (ii) any Transfer of Covered Shares by a Minority Stockholder to the Company and (iii) any Transfer of Covered Shares by a Minority Stockholder to any Person in connection with a merger, consolidation, acquisition, sale, exchange, recapitalization, reorganization, or similar transaction, in each case as approved by the Board; provided, that the restrictions contained in this Section 3 shall continue to be applicable to the Covered Shares after any such Transfer pursuant to clause (i), and provided further that the transferees of such Covered Shares pursuant to clause (i) shall have agreed in writing to become parties to this Agreement. Any Transfer or attempted Transfer of any Covered Shares in violation of any provision of this Agreement shall be null and void ab initio, and the Company shall not record such Transfer on its books or treat any purported transferee of such Company Stock as the owner of such shares for any purpose.

(ii)           Notwithstanding the provisions of Section 3(a) and 3(b)(i), a Minority Stockholder may Transfer Covered Shares pursuant to a Public Sale or another applicable exemption from registration under the Securities Act, in an amount that does not exceed the greater of:

(x) following the one year anniversary of the closing of the IPO, 15% of such Minority Stockholder’s Covered Shares, increasing by an additional 15% on each subsequent anniversary of the closing of the IPO; and

(y) the aggregate number of such Minority Stockholder’s Covered Shares multiplied by a percentage equal to 1 minus a fraction, the numerator of which is the number of shares of Company Stock held by the Onex Stockholders on the date of such Minority Stockholder’s proposed sale of Covered Shares and the denominator of which is the number of shares of Company Stock held by the Onex Stockholders immediately prior to the closing of the IPO.

(c)           The provisions of this Section 3 shall terminate automatically upon the earliest to occur of (i) the third anniversary of the closing of the IPO; (ii) such time as the Onex Stockholders collectively cease to own at least 10% of the voting power of the Company and (iii) with respect to any individual Minority Stockholder, the death or disability of such Minority Stockholder.

4.           Legend. Each certificate evidencing Company Stock and each certificate issued in exchange for or upon the Transfer of any Company Stock (if such shares remain Company Stock as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE “BLUE SKY” LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH STATE LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, AND CERTAIN OTHER AGREEMENTS SET FORTH IN THE AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT, DATED AS OF [           ], 2017, BY THE COMPANY AND THE PARTIES THERETO, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY’S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.”

The Company shall imprint such legend on certificates evidencing outstanding Company Stock.

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5.           Conflicting Agreement. Each Stockholder represents and warrants that it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

6.           Company Logo. The Company hereby grants the Onex Stockholders permission to use the Company’s and its Subsidiaries’ name and logo in marketing materials.

7.           Further Assurances. Each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

8.           Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Stockholder unless such modification, amendment or waiver is approved in writing (i) by the Company and (ii) the Onex Stockholders; provided, however, that no such modification, amendment or waiver shall be effective against any (i) Management Stockholder if such modification, amendment or waiver treats such Management Stockholder disproportionately and adversely in any materially adverse respect from all other Management Stockholders holding the same class or series of Equity Securities without such Management Stockholder’s consent and (ii) Additional Stockholder if such modification, amendment or waiver treats such Additional Stockholder disproportionately and adversely in any materially adverse respect from all other Additional Stockholders holding the same class or series of Equity Securities without any such Additional Stockholder’s consent. Notwithstanding the foregoing, (a) the Company may from time to time add additional holders of Equity Securities of the Company as parties to this Agreement with the consent of the Onex Stockholders and without the consent or additional signatures of the other Stockholders (and amend and/or restate the Agreement, including any Schedules, Exhibits or Annexes hereto, solely to reflect such additional holders), and upon the Company’s receipt of such additional holder’s executed signature pages hereto or joinder agreement, such additional holders shall be deemed to be a party hereto (as a Minority Stockholder or otherwise) and such additional signature pages shall be a part of this Agreement and (b) in the event that the ownership of any Stockholder changes for any reason, the Company may substitute, with the consent of the Onex Stockholders and without the consent or additional signatures of the other Stockholders, an updated Schedule I hereto reflecting such changes. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

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9.           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Subject to compliance with the provisions of this Agreement, (i) each Onex Stockholder shall, at any time and without the consent of any other party hereto, have the right to assign all or part of its rights and obligations under this Agreement to one or more of its Affiliates to whom such Onex Stockholder transferred Common Stock in compliance with this Agreement and (ii) each Stockholder shall, at any time and without the consent of any other party hereto, have the right to assign all or part of its rights and obligations under this Agreement to any Person to whom such Stockholder Transfers all or any portion of its Company Stock in compliance with Section 3(b)(i) of this Agreement.

10.           Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10):

if to the Company:

Emerald Expositions Events, Inc.
c/o Onex Partners Advisor LP
161 Bay Street
Toronto, ON M5J 2S1
Attention: Kosty Gilis
Facsimile: (212) 582-0909
Email: kgilis@onex.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention:	Christopher Ewan, Esq.
David L. Shaw, Esq.
Facsimile: 212-859-4000
E-mail:	christopher.ewan@friedfrank.com
david.shaw@friedfrank.com

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if to the Onex Stockholders:

c/o Onex Partners Advisor LP
161 Bay Street
Toronto, ON M5J 2S1
Attention: Kosty Gilis
Facsimile: (212) 582-0909
Email: kgilis@onex.com

with a copy (which shall not constitute notice) to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention:	Christopher Ewan, Esq.
David L. Shaw, Esq.
Facsimile: 212-859-4000
E-mail:	christopher.ewan@friedfrank.com
david.shaw@friedfrank.com

11.           No Third-party Beneficiaries. Except as otherwise expressly set forth herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

12.           Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

13.           Submission to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE IN EACH CASE LOCATED IN THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

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14.           Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15.           Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

16.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email of scanned copies or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

18.           Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy.

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19.           Termination. This Agreement shall terminate with the mutual written consent of (i) the Company, (ii) the Onex Stockholders and (iii) holders of a majority of the Common Stock and Option Stock held by the Minority Stockholders. The rights and obligations of a Stockholder under this Agreement shall terminate at such time as such Stockholder no longer owns any shares of Company Stock.

* * * *

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Annex A – Defined Terms

“Additional Stockholders” shall have the meaning set forth in the preamble.

“Affiliate” as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities (the ownership of more than 50% of the voting securities of an entity shall for purposes of this definition be deemed to be “control”), by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Board” means the Board of Directors of the Company.

“Business Day” shall mean a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in the City of New York are authorized or required by law or other governmental action to close.

“Buyer” shall have the meaning set forth in the recitals.

“Common Stock” means (i) the Company’s common stock, par value $0.01 per share, and (ii) any securities issued or issuable with respect to the capital stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

“Company” shall have the meaning set forth in the preamble.

“Company Stock” means, from time to time, (i) any Common Stock held by a Stockholder and (ii) any Option Stock held by a Stockholder.

“Covered Shares” means with respect to any Stockholder, the shares of Company Stock held by such Stockholder immediately following the consummation of the IPO (including, for the avoidance of doubt, shares of Common Stock hereafter issued as a result of, or issuable upon, the conversion or exercise of any Options held by such Stockholder immediately following the consummation of the IPO), in each case, adjusted (without duplication) for any stock split, stock dividend, subdivision of capital stock and the like.

“Equity Securities” means any (i) capital stock of any class or series, (ii) options, warrants or other securities convertible into or exercisable or exchangeable for such capital stock, (iii) options, warrants or other securities convertible into or exercisable or exchangeable for such securities described in clause (ii), or (iv) any other rights to acquire, directly or indirectly, such capital stock.

“Exercise” means, with respect to any Option, to exercise or exchange that Option for shares of Common Stock or convert it into shares of Common Stock.

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“Family Group” means any given Stockholder, along with any trust, foundation or similar entity controlled by such Stockholder, the only beneficiaries of which, or a corporation, partnership or limited liability company, the only stockholders, limited and/or general partners or members, as the case may be, of which, include only such Stockholder, such Stockholder’s parents, such Stockholder’s spouse, such Stockholder’s descendants (whether natural or adopted), and spouses of such Stockholder’s descendants.

“IPO” means the initial bona fide underwritten public offering and sale of Common Stock (or other Equity Securities of the Company or any subsidiary of the Company, or of any successor of the Company or any of its Subsidiaries) pursuant to an effective registration statement (other than on Form S-4, S-8 or a comparable form) filed under the Securities Act.

“Management Stockholders” shall have the meaning set forth in the preamble.

“Minority Stockholders” shall have the meaning set forth in the preamble.

“Onex Stockholders” shall have the meaning set forth in the preamble.

“Option Stock” shall mean all shares of Common Stock or other capital stock of the Company received or to be received by a Management Stockholder or an Additional Stockholder upon the Exercise or other settlement of an Option.

“Options” shall have the meaning set forth in the recitals.

“Original Stockholders’ Agreement” shall have the meaning set forth in the recitals.

“Permitted Transferee” shall have the meaning set forth in Section 3(b).

“Person” means any individual, firm, company, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

“Public Sale” means any sale of shares of Common Stock to the public pursuant to an effective registration statement filed under the Securities Act or the public through a broker or dealer or to a market maker pursuant to the provisions of Rule 144 (or any similar provision then in force) adopted under the Securities Act.

“Purchase Agreement” shall have the meaning set forth in the recitals.

“Restricted Management Stockholders” means as of any date of determination the ten Management Stockholders holding the greatest amount of Company Stock.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

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“Stockholders” shall have the meaning set forth in the preamble and shall include their respective successors and permitted assigns.

“Transfer” shall have the meaning set forth in Section 3(a).

* * * *

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

ISSUER:	emerald expositions events, INC.

By:
Name:
Title:

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	Onex partners Iii lp
	By:	Onex Partners III GP LP, its General Partner
	By:	Onex Partners Manager LP, its Agent
	By:	Onex Partners Manager GP ULC, its General Partner

By:
		Name:	Robert M. Le Blanc
		Title:	Senior Managing Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
		Name:	Donald F. West
		Title:	Vice President and Secretary

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	Onex american holdings ii llc

By:
	Name:	Robert M. Le Blanc
	Title:	Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
	Name:	Donald F. West
	Title:	Director

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	onex advisor iii llc

By:
	Name:	Donald F. West
	Title:	Director

Address
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

By:
	Name:	Joel I. Greenberg
	Title:	Director

Address
425 Park Avenue
New York, NY 10022
Attention: Joel I. Greenberg
Telephone No.: 212-836-8000

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	onex partners iii pv lp
	By:	Onex Partners III GP LP, its General Partner
	By:	Onex Partners Manager LP, its Agent
	By:	Onex Partners Manager GP ULC, its General Partner

By:
		Name:	Robert M. Le Blanc
		Title:	Senior Managing Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
		Name:	Donald F. West
		Title:	Vice President and Secretary

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	onex partners iii GP lp
	By:	Onex Partners GP Inc., its General Partner

By:
		Name:	Robert M. Le Blanc
		Title:	President

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
		Name:	Donald F. West
		Title:	Vice President

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	onex partners iii SELECT LP
	By:	Onex Partners III GP LP, its General Partner
	By:	Onex Partners Manager LP, its Agent
	By:	Onex Partners Manager GP ULC, its General Partner

By:
		Name:	Robert M. Le Blanc
		Title:	Senior Managing Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
		Name:	Donald F. West
		Title:	Vice President and Secretary

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	onex US PRINCIPALS LP
	By:	Onex American Holdings GP LLC, its General Partner

By:
		Name:	Donald F. West
		Title:	Director

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	Expo EI LLC

By:
	Name:	Robert M. Le Blanc
	Title:	Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
	Name:	Donald F. West
	Title:	Director

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

INVESTOR:	EXPO EI II LLC

By:
	Name:	Robert M. Le Blanc
	Title:	Director

Address:
712 5th Avenue, 40th Floor
New York, NY 10019
Attention: Robert M. Le Blanc
Telephone No.: 212-582-2211

By:
	Name:	Donald F. West
	Title:	Director

Address:
421 Leader Street
Marion, Ohio 43302
Contact: Donald F. West
Telephone No.: 740-223-7662

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

MANAGEMENT STOCKHOLDERS:

David Loechner

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

ADDITIONAL STOCKHOLDERS:

Jeffrey Naylor

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

ADDITIONAL STOCKHOLDERS:

George F. Little II

[Signature Page to Stockholders’ Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto on the date first herein above written.

ADDITIONAL STOCKHOLDERS:

Jack Withiam

[Signature Page to Stockholders’ Agreement]